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                                                                Exhibit 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      for
                   9 7/8% Senior Subordinated Notes Due 2006
                                       of
                           COLE NATIONAL GROUP, INC.
                                CUSIP 193292AB5

        As set forth in the Prospectus dated December   , 1996 (the
"Prospectus"), of Cole National Group, Inc. ("the Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's Exchange Offer (the "Exchange Offer") to exchange all of its outstanding 9 7/8% Senior Subordinated Notes due 2006 (the "Original Notes") for its 9 7/8% Senior Subordinated Notes due 2006, which have been registered under the Securities Act of 1933, as amended, if certificates for the Original Notes are not immediately available or if the Original Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., Exchange York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

________________________________________________________________________________

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON        1997, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS
OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
________________________________________________________________________________


     To: Norwest Bank Minnesota, National Association, The Exchange Agent

      By Registered or Certified Mail:               By Overnight Courier:
Norwest Bank Minnesota, National Association    Norwest Bank Minnesota, National
         Corporate Trust Operations                       Association
               P.O. Box 1517                       Corporate Trust Operations
         Minneapolis, MN 55480-1517                      Norwest Center
                                                      Sixth and Marquette
                                                   Minneapolis, MN 55479-0113

                  By Hand:                               By Facsimile:
Norwest Bank Minnesota, National Association    Norwest Bank Minnesota, National
         Corporate Trust Operations                       Association
         Northstar East, 12th Floor                Corporate Trust Operations
              608 2nd Avenue                            (612) 667-4927
         Minneapolis, MN 55479-0113                  Confirm by telephone:
                                                        (612) 667-9764

                             _____________________


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Original Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.


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Ladies and Gentlemen:

        The undersigned hereby tenders to Cole National Group, Inc. a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, Original Notes pursuant to the guaranteed delivery procedures set forth in Instruction I of the Letter of Transmittal.

        The undersigned understands that tenders of Original Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Original Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., Exchange York City time, on the business day prior to the Expiration Date.

        All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Original Notes       Address
(if available)

_______________________________________     ____________________________________

_______________________________________     ____________________________________

Principal Amount of Original Notes          Area Code and Tel. No.

_______________________________________     ____________________________________

_______________________________________     ____________________________________

Name(s) of Record Holder(s)                 Signature(s)

_______________________________________     ____________________________________

_______________________________________     ____________________________________

                                            Dated:
                                            ____________________________________


                                            If Original Notes will be
                                            delivered by book-entry transfer
                                            at the Depository Trust Company,
                                            Depository Account No:

                                            ____________________________________


        This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Original Notes exactly as its (their) name(s) appear on certificates for Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:


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________________________________________________________________________________

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):

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Capacity:

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Address(es):

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________________________________________________________________________________
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________________________________________________________________________________

                                   GUARANTEE

                    (Not To Be Used for Signature Guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Original Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Original Notes complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Original Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's Account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND ORIGINAL NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME
PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO
THE UNDERSIGNED.

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                                   (Zip Code)

Area Code and Tel. No.:_________________________________________________________

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                             (Please Type or Print)

Title:__________________________________________________________________________

Date:_____________________________________


________________________________________________________________________________

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS FORM; ORIGINAL NOTES SHOULD BE SENT
      WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.